Paradigm Funds Overview

All Performance As Of May 31, 2007

Paradigm Value Fund (PVFAX) **Assets Under Management:** $104 million

Category: Small-Cap Value

The Value Fund is focused on identifying undervalued equities in the relatively inefficient small-cap and microcap range. Median market capitalization of portfolio holdings is between $500 million and $1 billion.

Performance Return Summary	YTD 2007	2006	2005	2004	2003
Paradigm Value Fund (PVFAX)	9.47	19.19	19.61	32.09	60.89
Russell 2000 Value®[A]	6.27	23.48	4.71	22.25	46.43
S&P 600	10.36	15.11	7.70	22.66	38.77

Annualized Performance	1 year	3 year	Since Inception (1/1/2003)
Paradigm Value Fund (PVFAX)	22.33	24.62	31.21
Russell 2000 Value®[A]	20.28	17.85	22.54
S&P 600[E]	17.90	17.19	21.10

"We use a statistical ranking process to discover small, neglected, undervalued companies, then conduct qualitative analysis and research to identify equities that I believe have catalysts for outperformance." John Walthausen, Portfolio Manager

Paradigm Opportunity Fund (PFOPX) **Assets Under Management:** $6 million

Category: Small-Cap Core

Paradigm's Opportunity Fund utilizes a proprietary screen that focuses on valuation and price momentum. Securities that meet proprietary screen criteria are then subject to detailed fundamental research with a focus on profit margin expansion drivers.

Performance Return Summary	YTD 2007	2006	2005
Paradigm Opportunity Fund (PFOPX)	12.97	11.39	7.65
Russell 2000®[B]	8.03	18.37	4.55

Annualized Performance	1 year	2 year	Since Inception (1/1/2005)
Paradigm Opportunity Fund (PFOPX)	26.13	17.27	13.42
Russell 2000®[B]	18.92	18.58	12.78

"Companies that generate earnings which exceed market expectations produce returns that significantly exceed market returns. We focus on identifying the catalysts that drive earnings outperformance, and allocate assets based on the individual companies' reward/risk profiles." Jason Ronovech, Portfolio Manager

For more information, please contact Gordon Sacks, Director of Marketing
(518) 431-3261 or gsacks@paradigmcapital.com

www.paradigm-funds.com | **www.paradigmcapital.com**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-800-239-0732. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-800-239-0732. The prospectus should be read carefully before investing

Paradigm Funds

Paradigm Select Fund (PFSLX) **Assets Under Management:** $12 million

Category: SMid-Cap Value
The Select Fund uses a balanced portfolio of 60-70 holdings, acquired at 1.5% of portfolio volume and trimmed at 2% to rebalance. 80% of the holdings are consistent cash generators that may not have attracted much Wall Street attention for a variety of reasons, and the remaining 20% are special situations which we believe have the potential for significant outperformance.

Performance Return Summary	YTD 2007	2006	2005
Paradigm Select Fund (PFSLX)	10.61	21.67	12.06
Russell 2500 Value®[C]	8.98	20.18	7.74
Russell 2000®[B]	8.03	18.37	4.55

Annualized Performance	1 year	2 year	Since Inception (1/1/2005)
Paradigm Select Fund (PFSLX)	23.83	21.18	18.58
Russell 2500 Value®[C]	23.34	19.12	15.34
Russell 2000®[B]	18.92	18.58	12.78

"My goal with the Select Fund is to use balanced portfolio construction to reduce volatility without negatively affecting performance. We have used a very similar strategy for institutional investors since 2000."
John Walthausen, Portfolio Manager

Paradigm Capital Appreciation Fund (PVCAX) **Assets Under Management:** $5 million

Category: Mid-Cap Value
The Fund applies Paradigm's fundamental, bottom-up stock-selection strategy to the mid-cap market.

Performance Return Summary	Since Inception (1/1/2007)
Paradigm Capital Appreciation Fund (PVCAX)	12.85
Russell Mid-Cap®[D]	12.44

"The complexity and evolving nature of companies in the mid-cap market makes it a good fit for our rigorous analytical approach to stock selection." Morris Ajzenman, Portfolio Manager

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For more information, please contact Gordon Sacks, Director of Marketing
(518) 431-3261 or gsacks@paradigmcapital.com

www.paradigm-funds.com | **www.paradigmcapital.com**

(A) The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks whose composition is different from the Fund.(B) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. (C) The Russell 2500 Value includes the 2500 smallest companies in the Russell 3000 Index, with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks (D) The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. (E) The S&P 600 consists of 600 companies selected by Standard & Poor's based on size, financial viability, liquidity, adequate float size, and other trading requirements.

Performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-800-239-0732. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-800-239-0732. The prospectus should be read carefully before investing